Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	4Q'19 vs. 4Q'18		Dec 31, 2019	Dec 31, 2018	YTD'19 vs. YTD'18
EARNINGS
Net interest income	$4,029	$4,389	$4,155	$4,226	$4,333	$(304)	(7.0)%	$16,799	$16,118	$681	4.2%
Retailer share arrangements	(1,029)	(1,016)	(859)	(954)	(855)	(174)	20.4%	(3,858)	(3,099)	(759)	24.5%
Provision for loan losses	1,104	1,019	1,198	859	1,452	(348)	(24.0)%	4,180	5,545	(1,365)	(24.6)%
Net interest income, after retailer share arrangements and provision for loan losses	1,896	2,354	2,098	2,413	2,026	(130)	(6.4)%	8,761	7,474	1,287	17.2%
Other income	104	85	90	92	64	40	62.5%	371	265	106	40.0%
Other expense	1,079	1,064	1,059	1,043	1,078	1	0.1%	4,245	4,095	150	3.7%
Earnings before provision for income taxes	921	1,375	1,129	1,462	1,012	(91)	(9.0)%	4,887	3,644	1,243	34.1%
Provision for income taxes	190	319	276	355	229	(39)	(17.0)%	1,140	854	286	33.5%
Net earnings	$731	$1,056	$853	$1,107	$783	$(52)	(6.6)%	$3,747	$2,790	$957	34.3%
Net earnings attributable to common stockholders	$731	$1,056	$853	$1,107	$783	$(52)	(6.6)%	$3,747	$2,790	$957	34.3%

COMMON SHARE STATISTICS
Basic EPS	$1.15	$1.60	$1.25	$1.57	$1.09	$0.06	5.5%	$5.59	$3.76	$1.83	48.7%
Diluted EPS	$1.15	$1.60	$1.24	$1.56	$1.09	$0.06	5.5%	$5.56	$3.74	$1.82	48.7%
Dividend declared per share	$0.22	$0.22	$0.21	$0.21	$0.21	$0.01	4.8%	$0.86	$0.72	$0.14	19.4%
Common stock price	$36.01	$34.09	$34.67	$31.90	$23.46	$12.55	53.5%	$36.01	$23.46	$12.55	53.5%
Book value per share	$23.31	$23.13	$22.03	$21.35	$20.42	$2.89	14.2%	$23.31	$20.42	$2.89	14.2%
Tangible common equity per share(1)	$19.50	$19.68	$18.60	$17.96	$17.41	$2.09	12.0%	$19.50	$17.41	$2.09	12.0%

Beginning common shares outstanding	653.7	668.9	688.8	718.8	718.7	(65.0)	(9.0)%	718.8	770.5	(51.7)	(6.7)%
Issuance of common shares	—	—	—	—	—	—	—%	—	—	—	—%
Stock-based compensation	0.6	0.4	1.2	0.9	0.1	0.5	NM	3.1	3.0	0.1	3.3%
Shares repurchased	(38.4)	(15.6)	(21.1)	(30.9)	—	(38.4)	NM	(106.0)	(54.7)	(51.3)	93.8%
Ending common shares outstanding	615.9	653.7	668.9	688.8	718.8	(102.9)	(14.3)%	615.9	718.8	(102.9)	(14.3)%

Weighted average common shares outstanding	633.7	658.3	683.6	706.3	718.7	(85.0)	(11.8)%	670.2	742.3	(72.1)	(9.7)%
Weighted average common shares outstanding (fully diluted)	637.7	661.7	686.5	708.9	720.9	(83.2)	(11.5)%	673.5	746.9	(73.4)	(9.8)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions, except account data)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	4Q'19 vs. 4Q'18		Dec 31, 2019	Dec 31, 2018	YTD'19 vs. YTD'18
PERFORMANCE METRICS
Return on assets(1)	2.7%	3.9%	3.3%	4.3%	2.9%		(0.2)%	3.5%	2.8%		0.7%
Return on equity(2)	19.0%	28.3%	23.1%	30.4%	21.5%		(2.5)%	25.1%	19.4%		5.7%
Return on tangible common equity(3)	23.0%	33.4%	27.4%	35.8%	25.2%		(2.2)%	29.9%	22.4%		7.5%
Net interest margin(4)	15.01%	16.29%	15.75%	16.08%	16.06%		(1.05)%	15.78%	15.97%		(0.19)%
Efficiency ratio(5)	34.8%	30.8%	31.3%	31.0%	30.4%		4.4%	31.9%	30.8%		1.1%
Other expense as a % of average loan receivables, including held for sale	5.01%	4.66%	4.78%	4.71%	4.79%		0.22%	4.79%	4.92%		(0.13)%
Effective income tax rate	20.6%	23.2%	24.4%	24.3%	22.6%		(2.0)%	23.3%	23.4%		(0.1)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	5.15%	5.35%	6.01%	6.06%	5.54%		(0.39)%	5.65%	5.63%		0.02%
30+ days past due as a % of period-end loan receivables(6)	4.44%	4.47%	4.43%	4.92%	4.76%		(0.32)%	4.44%	4.76%		(0.32)%
90+ days past due as a % of period-end loan receivables(6)	2.15%	2.07%	2.16%	2.51%	2.29%		(0.14)%	2.15%	2.29%		(0.14)%
Net charge-offs	$1,109	$1,221	$1,331	$1,344	$1,248	$(139)	(11.1)%	$5,005	$4,692	$313	6.7%
Loan receivables delinquent over 30 days(6)	$3,874	$3,723	$3,625	$3,957	$4,430	$(556)	(12.6)%	$3,874	$4,430	$(556)	(12.6)%
Loan receivables delinquent over 90 days(6)	$1,877	$1,723	$1,768	$2,019	$2,135	$(258)	(12.1)%	$1,877	$2,135	$(258)	(12.1)%

Allowance for loan losses (period-end)	$5,602	$5,607	$5,809	$5,942	$6,427	$(825)	(12.8)%	$5,602	$6,427	$(825)	(12.8)%
Allowance coverage ratio(7)	6.42%	6.74%	7.10%	7.39%	6.90%		(0.48)%	6.42%	6.90%		(0.48)%

BUSINESS METRICS
Purchase volume(8)(9)	$40,212	$38,395	$38,291	$32,513	$40,320	$(108)	(0.3)%	$149,411	$140,657	$8,754	6.2%
Period-end loan receivables	$87,215	$83,207	$81,796	$80,405	$93,139	$(5,924)	(6.4)%	$87,215	$93,139	$(5,924)	(6.4)%
Credit cards	$84,606	$79,788	$78,446	$77,251	$89,994	$(5,388)	(6.0)%	$84,606	$89,994	$(5,388)	(6.0)%
Consumer installment loans	$1,347	$2,050	$1,983	$1,860	$1,845	$(498)	(27.0)%	$1,347	$1,845	$(498)	(27.0)%
Commercial credit products	$1,223	$1,317	$1,328	$1,256	$1,260	$(37)	(2.9)%	$1,223	$1,260	$(37)	(2.9)%
Other	$39	$52	$39	$38	$40	$(1)	(2.5)%	$39	$40	$(1)	(2.5)%
Average loan receivables, including held for sale	$85,376	$90,556	$88,792	$89,903	$89,340	$(3,964)	(4.4)%	$88,649	$83,304	$5,345	6.4%
Period-end active accounts (in thousands)(9)(10)	75,471	77,094	76,065	74,812	80,339	(4,868)	(6.1)%	75,471	80,339	(4,868)	(6.1)%
Average active accounts (in thousands)(9)(10)	73,734	76,695	75,525	77,132	77,382	(3,648)	(4.7)%	75,721	73,847	1,874	2.5%

LIQUIDITY
Liquid assets
Cash and equivalents	$12,147	$11,461	$11,755	$12,963	$9,396	$2,751	29.3%	$12,147	$9,396	$2,751	29.3%
Total liquid assets	$17,322	$15,201	$16,665	$17,360	$14,822	$2,500	16.9%	$17,322	$14,822	$2,500	16.9%
Undrawn credit facilities
Undrawn credit facilities	$6,050	$6,500	$7,050	$6,050	$4,375	$1,675	38.3%	$6,050	$4,375	$1,675	38.3%
Total liquid assets and undrawn credit facilities	$23,372	$21,701	$23,715	$23,410	$19,197	$4,175	21.7%	$23,372	$19,197	$4,175	21.7%
Liquid assets % of total assets	16.52%	14.35%	15.66%	16.47%	13.88%		2.64%	16.52%	13.88%		2.64%
Liquid assets including undrawn credit facilities % of total assets	22.30%	20.48%	22.29%	22.21%	17.98%		4.32%	22.30%	17.98%		4.32%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Includes activity and accounts associated with loan receivables held for sale.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	4Q'19 vs. 4Q'18		Dec 31, 2019	Dec 31, 2018	YTD'19 vs. YTD'18
Interest income:
Interest and fees on loans	$4,492	$4,890	$4,636	$4,687	$4,774	$(282)	(5.9)%	$18,705	$17,644	$1,061	6.0%
Interest on cash and investment securities	93	91	102	99	102	(9)	(8.8)%	385	344	41	11.9%
Total interest income	4,585	4,981	4,738	4,786	4,876	(291)	(6.0)%	19,090	17,988	1,102	6.1%

Interest expense:
Interest on deposits	383	411	397	375	350	33	9.4%	1,566	1,186	380	32.0%
Interest on borrowings of consolidated securitization entities	80	88	90	100	104	(24)	(23.1)%	358	344	14	4.1%
Interest on senior unsecured notes	93	93	96	85	89	4	4.5%	367	340	27	7.9%
Total interest expense	556	592	583	560	543	13	2.4%	2,291	1,870	421	22.5%

Net interest income	4,029	4,389	4,155	4,226	4,333	(304)	(7.0)%	16,799	16,118	681	4.2%

Retailer share arrangements	(1,029)	(1,016)	(859)	(954)	(855)	(174)	20.4%	(3,858)	(3,099)	(759)	24.5%

Provision for loan losses	1,104	1,019	1,198	859	1,452	(348)	(24.0)%	4,180	5,545	(1,365)	(24.6)%
Net interest income, after retailer share arrangements and provision for loan losses	1,896	2,354	2,098	2,413	2,026	(130)	(6.4)%	8,761	7,474	1,287	17.2%

Other income:
Interchange revenue	192	197	194	165	193	(1)	(0.5)%	748	710	38	5.4%
Debt cancellation fees	64	64	69	68	70	(6)	(8.6)%	265	267	(2)	(0.7)%
Loyalty programs	(181)	(203)	(192)	(167)	(208)	27	(13.0)%	(743)	(751)	8	(1.1)%
Other	29	27	19	26	9	20	NM	101	39	62	159.0%
Total other income	104	85	90	92	64	40	62.5%	371	265	106	40.0%

Other expense:
Employee costs	385	359	358	353	353	32	9.1%	1,455	1,427	28	2.0%
Professional fees	199	205	231	232	231	(32)	(13.9)%	867	806	61	7.6%
Marketing and business development	152	139	135	123	166	(14)	(8.4)%	549	528	21	4.0%
Information processing	122	127	123	113	118	4	3.4%	485	426	59	13.8%
Other	221	234	212	222	210	11	5.2%	889	908	(19)	(2.1)%
Total other expense	1,079	1,064	1,059	1,043	1,078	1	0.1%	4,245	4,095	150	3.7%

Earnings before provision for income taxes	921	1,375	1,129	1,462	1,012	(91)	(9.0)%	4,887	3,644	1,243	34.1%
Provision for income taxes	190	319	276	355	229	(39)	(17.0)%	1,140	854	286	33.5%
Net earnings	$731	$1,056	$853	$1,107	$783	$(52)	(6.6)%	$3,747	$2,790	$957	34.3%

Net earnings attributable to common stockholders	$731	$1,056	$853	$1,107	$783	$(52)	(6.6)%	$3,747	$2,790	$957	34.3%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Dec 31, 2019 vs. Dec 31, 2018
Assets
Cash and equivalents	$12,147	$11,461	$11,755	$12,963	$9,396	$2,751	29.3%
Debt securities	5,911	4,584	6,147	5,506	6,062	(151)	(2.5)%
Loan receivables:
Unsecuritized loans held for investment	58,398	56,220	55,178	54,907	64,969	(6,571)	(10.1)%
Restricted loans of consolidated securitization entities	28,817	26,987	26,618	25,498	28,170	647	2.3%
Total loan receivables	87,215	83,207	81,796	80,405	93,139	(5,924)	(6.4)%
Less: Allowance for loan losses	(5,602)	(5,607)	(5,809)	(5,942)	(6,427)	825	(12.8)%
Loan receivables, net	81,613	77,600	75,987	74,463	86,712	(5,099)	(5.9)%
Loan receivables held for sale	725	8,182	8,096	8,052	—	725	NM
Goodwill	1,078	1,078	1,078	1,076	1,024	54	5.3%
Intangible assets, net	1,265	1,177	1,215	1,259	1,137	128	11.3%
Other assets	2,087	1,861	2,110	2,065	2,461	(374)	(15.2)%
Total assets	$104,826	$105,943	$106,388	$105,384	$106,792	$(1,966)	(1.8)%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$64,877	$65,677	$65,382	$63,787	$63,738	$1,139	1.8%
Non-interest-bearing deposit accounts	277	295	263	273	281	(4)	(1.4)%
Total deposits	65,154	65,972	65,645	64,060	64,019	1,135	1.8%
Borrowings:
Borrowings of consolidated securitization entities	10,412	10,912	11,941	12,091	14,439	(4,027)	(27.9)%
Senior unsecured notes	9,454	9,451	9,303	9,800	9,557	(103)	(1.1)%
Total borrowings	19,866	20,363	21,244	21,891	23,996	(4,130)	(17.2)%
Accrued expenses and other liabilities	4,718	4,488	4,765	4,724	4,099	619	15.1%
Total liabilities	89,738	90,823	91,654	90,675	92,114	(2,376)	(2.6)%
Equity:
Preferred stock	734	—	—	—	—	734	NM
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,537	9,520	9,500	9,489	9,482	55	0.6%
Retained earnings	12,117	11,533	10,627	9,939	8,986	3,131	34.8%
Accumulated other comprehensive income:	(58)	(44)	(43)	(56)	(62)	4	(6.5)%
Treasury stock	(7,243)	(5,890)	(5,351)	(4,664)	(3,729)	(3,514)	94.2%
Total equity	15,088	15,120	14,734	14,709	14,678	410	2.8%
Total liabilities and equity	$104,826	$105,943	$106,388	$105,384	$106,792	$(1,966)	(1.8)%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Dec 31, 2019			Sep 30, 2019			Jun 30, 2019			Mar 31, 2019			Dec 31, 2018
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$16,269	$68	1.66%	$10,947	$59	2.14%	$10,989	$66	2.41%	$11,033	$65	2.39%	$10,856	$62	2.27%
Securities available for sale	4,828	25	2.05%	5,389	32	2.36%	6,010	36	2.40%	5,640	34	2.44%	6,837	40	2.32%

Loan receivables, including held for sale:
Credit cards	81,960	4,409	21.34%	87,156	4,807	21.88%	85,488	4,557	21.38%	86,768	4,611	21.55%	86,131	4,695	21.63%
Consumer installment loans	2,058	48	9.25%	2,022	48	9.42%	1,924	44	9.17%	1,844	42	9.24%	1,815	42	9.18%
Commercial credit products	1,311	34	10.29%	1,329	35	10.45%	1,330	34	10.25%	1,252	34	11.01%	1,344	37	10.92%
Other	47	1	NM	49	—	—%	50	1	NM	39	—	—%	50	—	—%
Total loan receivables, including held for sale	85,376	4,492	20.87%	90,556	4,890	21.42%	88,792	4,636	20.94%	89,903	4,687	21.14%	89,340	4,774	21.20%
Total interest-earning assets	106,473	4,585	17.08%	106,892	4,981	18.49%	105,791	4,738	17.96%	106,576	4,786	18.21%	107,033	4,876	18.07%

Non-interest-earning assets:
Cash and due from banks	1,326			1,374			1,271			1,335			1,320
Allowance for loan losses	(5,593)			(5,773)			(5,911)			(6,341)			(6,259)
Other assets	3,872			3,920			3,752			3,729			3,688
Total non-interest-earning assets	(395)			(479)			(888)			(1,277)			(1,251)

Total assets	$106,078			$106,413			$104,903			$105,299			$105,782

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$65,380	$383	2.32%	$65,615	$411	2.49%	$64,226	$397	2.48%	$63,776	$375	2.38%	$62,999	$350	2.20%
Borrowings of consolidated securitization entities	10,831	80	2.93%	11,770	88	2.97%	11,785	90	3.06%	13,407	100	3.02%	14,223	104	2.90%
Senior unsecured notes	9,452	93	3.90%	9,347	93	3.95%	9,543	96	4.03%	8,892	85	3.88%	9,554	89	3.70%
Total interest-bearing liabilities	85,663	556	2.58%	86,732	592	2.71%	85,554	583	2.73%	86,075	560	2.64%	86,776	543	2.48%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	281			283			271			286			284
Other liabilities	4,906			4,570			4,260			4,148			4,283
Total non-interest-bearing liabilities	5,187			4,853			4,531			4,434			4,567

Total liabilities	90,850			91,585			90,085			90,509			91,343

Equity
Total equity	15,228			14,828			14,818			14,790			14,439

Total liabilities and equity	$106,078			$106,413			$104,903			$105,299			$105,782
Net interest income		$4,029			$4,389			$4,155			$4,226			$4,333

Interest rate spread(1)			14.50%			15.78%			15.23%			15.57%			15.59%
Net interest margin(2)			15.01%			16.29%			15.75%			16.08%			16.06%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Twelve Months Ended Dec 31, 2019			Twelve Months Ended Dec 31, 2018
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$12,320	$258	2.09%	$11,059	$207	1.87%
Securities available for sale	5,464	127	2.32%	6,566	137	2.09%

Loan receivables, including held for sale:
Credit cards	85,334	18,384	21.54%	80,219	17,342	21.62%
Consumer installment loans	1,963	182	9.27%	1,698	156	9.19%
Commercial credit products	1,306	137	10.49%	1,333	144	10.80%
Other	46	2	4.35%	54	2	3.70%
Total loan receivables, including held for sale	88,649	18,705	21.10%	83,304	17,644	21.18%
Total interest-earning assets	106,433	19,090	17.94%	100,929	17,988	17.82%

Non-interest-earning assets:
Cash and due from banks	1,327			1,224
Allowance for loan losses	(5,902)			(5,900)
Other assets	3,819			3,315
Total non-interest-earning assets	(756)			(1,361)

Total assets	$105,677			$99,568

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$64,756	$1,566	2.42%	$59,216	$1,186	2.00%
Borrowings of consolidated securitization entities	11,941	358	3.00%	12,694	344	2.71%
Senior unsecured notes	9,310	367	3.94%	9,257	340	3.67%
Total interest-bearing liabilities	86,007	2,291	2.66%	81,167	1,870	2.30%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	280			282
Other liabilities	4,473			3,733
Total non-interest-bearing liabilities	4,753			4,015

Total liabilities	90,760			85,182

Equity
Total equity	14,917			14,386

Total liabilities and equity	$105,677			$99,568
Net interest income		$16,799			$16,118

Interest rate spread(1)			15.28%			15.52%
Net interest margin(2)			15.78%			15.97%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Dec 31, 2019 vs. Dec 31, 2018
BALANCE SHEET STATISTICS
Total common equity	$14,354	$15,120	$14,734	$14,709	$14,678	$(324)	(2.2)%
Total common equity as a % of total assets	13.69%	14.27%	13.85%	13.96%	13.74%		(0.05)%

Tangible assets	$102,483	$103,688	$104,095	$103,049	$104,631	$(2,148)	(2.1)%
Tangible common equity(1)	$12,011	$12,865	$12,441	$12,374	$12,517	$(506)	(4.0)%
Tangible common equity as a % of tangible assets(1)	11.72%	12.41%	11.95%	12.01%	11.96%		(0.24)%
Tangible common equity per share(1)	$19.50	$19.68	$18.60	$17.96	$17.41	$2.09	12.0%

REGULATORY CAPITAL RATIOS(2)
	Basel III Fully Phased-in
Total risk-based capital ratio(3)	16.3%	15.8%	15.6%	15.8%	15.3%
Tier 1 risk-based capital ratio(4)	15.0%	14.5%	14.3%	14.5%	14.0%
Tier 1 leverage ratio(5)	12.6%	12.6%	12.4%	12.3%	12.3%
Common equity Tier 1 capital ratio	14.1%	14.5%	14.3%	14.5%	14.0%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Regulatory capital metrics at December 31, 2019 are preliminary and therefore subject to change.
(3) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(4) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(5) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments. Tier 1 leverage ratios are based upon the use of daily averages for all periods presented.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	4Q'19 vs. 4Q'18		Dec 31, 2019	Dec 31, 2018	YTD'19 vs. YTD'18
RETAIL CARD(1)
Purchase volume(2)(3)	$30,968	$29,282	$29,530	$24,660	$31,755	$(787)	(2.5)%	$114,440	$107,685	$6,755	6.3%
Period-end loan receivables	$56,387	$52,697	$52,307	$51,572	$63,827	$(7,440)	(11.7)%	$56,387	$63,827	$(7,440)	(11.7)%
Average loan receivables, including held for sale	$54,505	$60,660	$59,861	$60,964	$60,604	$(6,099)	(10.1)%	$58,984	$55,739	$3,245	5.8%
Average active accounts (in thousands)(3)(4)	54,662	58,082	57,212	58,632	58,962	(4,300)	(7.3)%	57,073	55,828	1,245	2.2%

Interest and fees on loans	$3,143	$3,570	$3,390	$3,454	$3,502	$(359)	(10.3)%	$13,557	$12,815	$742	5.8%
Other income	$77	$65	$59	$76	$59	$18	30.5%	$277	$239	$38	15.9%
Retailer share arrangements	$(988)	$(998)	$(836)	$(940)	$(825)	$(163)	19.8%	$(3,762)	$(3,014)	$(748)	24.8%

PAYMENT SOLUTIONS(1)
Purchase volume(2)(3)	$6,402	$6,281	$5,948	$5,249	$6,035	$367	6.1%	$23,880	$22,808	$1,072	4.7%
Period-end loan receivables	$20,528	$20,478	$19,766	$19,379	$19,815	$713	3.6%	$20,528	$19,815	$713	3.6%
Average loan receivables, including held for sale	$20,701	$20,051	$19,409	$19,497	$19,333	$1,368	7.1%	$19,918	$18,509	$1,409	7.6%
Average active accounts (in thousands)(3)(4)	12,713	12,384	12,227	12,406	12,350	363	2.9%	12,451	12,087	364	3.0%

Interest and fees on loans	$737	$721	$685	$686	$708	$29	4.1%	$2,829	$2,678	$151	5.6%
Other income	$4	$(1)	$11	$1	$(2)	$6	NM	$15	$(8)	$23	NM
Retailer share arrangements	$(37)	$(15)	$(21)	$(12)	$(25)	$(12)	48.0%	$(85)	$(73)	$(12)	16.4%

CARECREDIT
Purchase volume(2)	$2,842	$2,832	$2,813	$2,604	$2,530	$312	12.3%	$11,091	$10,164	$927	9.1%
Period-end loan receivables	$10,300	$10,032	$9,723	$9,454	$9,497	$803	8.5%	$10,300	$9,497	$803	8.5%
Average loan receivables, including held for sale	$10,170	$9,845	$9,522	$9,442	$9,403	$767	8.2%	$9,747	$9,056	$691	7.6%
Average active accounts (in thousands)(4)	6,359	6,229	6,086	6,094	6,070	289	4.8%	6,197	5,932	265	4.5%

Interest and fees on loans	$612	$599	$561	$547	$564	$48	8.5%	$2,319	$2,151	$168	7.8%
Other income	$23	$21	$20	$15	$7	$16	NM	$79	$34	$45	132.4%
Retailer share arrangements	$(4)	$(3)	$(2)	$(2)	$(5)	$1	(20.0)%	$(11)	$(12)	$1	(8.3)%

TOTAL SYF
Purchase volume(2)(3)	$40,212	$38,395	$38,291	$32,513	$40,320	$(108)	(0.3)%	$149,411	$140,657	$8,754	6.2%
Period-end loan receivables	$87,215	$83,207	$81,796	$80,405	$93,139	$(5,924)	(6.4)%	$87,215	$93,139	$(5,924)	(6.4)%
Average loan receivables, including held for sale	$85,376	$90,556	$88,792	$89,903	$89,340	$(3,964)	(4.4)%	$88,649	$83,304	$5,345	6.4%
Average active accounts (in thousands)(3)(4)	73,734	76,695	75,525	77,132	77,382	(3,648)	(4.7)%	75,721	73,847	1,874	2.5%

Interest and fees on loans	$4,492	$4,890	$4,636	$4,687	$4,774	$(282)	(5.9)%	$18,705	$17,644	$1,061	6.0%
Other income	$104	$85	$90	$92	$64	$40	62.5%	$371	$265	$106	40.0%
Retailer share arrangements	$(1,029)	$(1,016)	$(859)	$(954)	$(855)	$(174)	20.4%	$(3,858)	$(3,099)	$(759)	24.5%

(1) Beginning in 1Q 2019, our Oil and Gas retail credit programs are now included in our Payment Solutions sales platform. Prior period financial and operating metrics for Retail Card and Payment Solutions have been recast to reflect the current period presentation.

(2) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(3) Includes activity and balances associated with loan receivables held for sale.
(4) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018
COMMON EQUITY AND REGULATORY CAPITAL MEASURES
GAAP Total equity	$15,088	$15,120	$14,734	$14,709	$14,678
Less: Preferred stock	(734)	—	—	—	—
Less: Goodwill	(1,078)	(1,078)	(1,078)	(1,076)	(1,024)
Less: Intangible assets, net	(1,265)	(1,177)	(1,215)	(1,259)	(1,137)
Tangible common equity	$12,011	$12,865	$12,441	$12,374	$12,517
Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	319	290	283	287	284
Basel III - Common equity Tier 1	$12,330	$13,155	$12,724	$12,661	$12,801
Preferred stock	734	—	—	—	—
Basel III - Tier 1 capital	$13,064	$13,155	$12,724	$12,661	$12,801

Add: Allowance for loan losses includible in risk-based capital	1,147	1,190	1,169	1,152	1,212
Total Risk-based capital	$14,211	$14,345	$13,893	$13,813	$14,013

ASSET MEASURES
Total average assets	$106,078	$106,413	$104,903	$105,299	$105,782
Adjustments for:
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(2,059)	(1,975)	(2,003)	(2,039)	(1,845)
Total assets for leverage purposes	$104,019	$104,438	$102,900	$103,260	$103,937

Risk-weighted assets - Basel III (fully phased-in)	$87,302	$90,772	$88,890	$87,331	$91,742

CORE PURCHASE VOLUME
Purchase volume	$40,212	$38,395	$38,291	$32,513	$40,320
Less: Walmart and Yamaha Purchase volume	(267)	(2,381)	(2,512)	(2,151)	(3,028)
Core Purchase volume	$39,945	$36,014	$35,779	$30,362	$37,292

CORE LOAN RECEIVABLES
Loan receivables	$87,215	$83,207	$81,796	$80,405	$93,139
Less: Walmart and Yamaha Loan receivables	(3)	(872)	(1,188)	(1,420)	(10,264)
Core Loan receivables	$87,212	$82,335	$80,608	$78,985	$82,875

Retail Card Loan receivables(2)	$56,387	$52,697	$52,307	$51,572	$63,827
Less: Walmart Loan receivables	—	(112)	(431)	(692)	(9,519)
Core Loan receivables	$56,387	$52,585	$51,876	$50,880	$54,308

Payment Solutions Loan receivables(2)	$20,528	$20,478	$19,766	$19,379	$19,815
Less: Yamaha Loan receivables	(3)	(760)	(757)	(728)	(745)
Core Loan receivables	$20,525	$19,718	$19,009	$18,651	$19,070

CORE AVERAGE ACTIVE ACCOUNTS (in thousands)
Average active accounts (in thousands)	73,734	76,695	75,525	77,132	77,382
Less: Walmart and Yamaha Average active accounts (in thousands)	(1,777)	(7,001)	(7,215)	(7,618)	(7,720)
Core Average active accounts (in thousands)	71,957	69,694	68,310	69,514	69,662

CORE INTEREST AND FEES ON LOANS
Interest and fees on loans	$4,492	$4,890	$4,636	$4,687	$4,774
Less: Walmart and Yamaha Interest and fees on loans	(69)	(531)	(520)	(549)	(559)
Core Interest and fees on loans	$4,423	$4,359	$4,116	$4,138	$4,215

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$23.31	$23.13	$22.03	$21.35	$20.42
Less: Goodwill	(1.75)	(1.65)	(1.61)	(1.56)	(1.42)
Less: Intangible assets, net	(2.06)	(1.80)	(1.82)	(1.83)	(1.59)
Tangible common equity per share	$19.50	$19.68	$18.60	$17.96	$17.41

(1) Regulatory measures at December 31, 2019 are presented on an estimated basis.
(2) Beginning in 1Q 2019, our Oil and Gas retail credit programs are now included in our Payment Solutions sales platform. Prior period financial and operating metrics for Retail Card and Payment Solutions have been recast to reflect the current period presentation.